SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549



                                     FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934



                                  July 17, 2003
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                   Date of Report (Date of earliest event reported)


                          Oil-Dri Corporation of America
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                 (Exact name of registrant as specified in its charter)



       Delaware                           0-8675                36-2048898
-------------------------------    -----------------------    --------------
(State or other jurisdiction of    (Commission File Number)    (IRS Employer
       incorporation)                                       Identification No.)



       410 North Michigan Avenue
             Suite 400
          Chicago, Illinois                                 60611-4213
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 (Address of principal executive offices)                   (Zip Code)


                                (312) 321-1515
   -----------------------------------------------------------------------
                          Registrant's telephone number





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Item 5.  Other Events

On July 17, 2003, the Registrant issued the press release attached as
Exhibit 99 and incorporated herein by reference, announcing that it will close its Christmas Valley, Oregon, facility and transfer existing customers to its newly acquired plant in Taft, California, and other Oil-Dri facilities.


Item 7.        Financial Statements and Exhibits
-------        ---------------------------------
(c)            Exhibits: The following document is attached as an exhibit to this report:

Exhibit
Number         Description
-------        -----------
99             Press Release dated July 17, 2003

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        OIL-DRI CORPORATION OF AMERICA



                                       By:   /s/  Charles P. Brissman
                                             -----------------------------
                                             Charles P. Brissman
                                             Vice President
                                             and Corporate Counsel




Date:  July 23, 2003